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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             Click Commerce, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                Delaware                                 36-4088644
----------------------------------------             -------------------
        (State of Incorporation                       (I.R.S. Employer
           or Organization)                          Identification No.)


  200 East Randolph Drive, Suite 4900                       60601
----------------------------------------             -------------------
(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the registration           If this form relates to the registration
of a class of securities pursuant to               of a class of securities pursuant to
Section 12(b) of the Exchange Act and is           Section 12(g) of the Exchange Act and is
effective pursuant to General Instruction          effective pursuant to General Instruction
A. (c), please check the following box.  [_]       A.(d), please check the following box.  [X]

Securities Act registration statement file number to which this form relates:
333-30564

Securities to be Registered Pursuant to Section 12(b) of the Act: None.

Securities to be Registered Pursuant to Section 12(g) of the Act:

                        Common Stock, par value $0.001
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                               (Title of Class)

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Item 1.
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Description of Registrant's Securities to be Registered.
--------------------------------------------------------

     The description of the Common Stock of the Registrant set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (Registration No. 333-30564) as originally filed with the Securities and Exchange Commission on February 16, 2000 as subsequently amended (the "Registration Statement"), and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

Item 2.
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Exhibits
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     The following exhibits are filed herewith or are incorporated by reference as indicated below.

     Exhibit Number                            Description
     --------------                            -----------
          3.1*            Amended and Restated Certificate of Incorporation

          3.2* Form of Restated Certificate of Incorporation to be in effect upon the closing of the offering made under the Registration Statement

          3.3*            Amended and Restated Bylaws

          3.4* Form of Restated Bylaws to be in effect upon the closing of this offering made under the Registration
                          Statement

          4.1*            Specimen Common Stock certificate

     * Incorporated by reference to the identically numbered exhibit to the Registration Statement.

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 22, 2000                   Click Commerce, Inc.


                                       By: /s/ Mark A. Harris
                                           -------------------------
                                           Mark A. Harris
                                           Chief Legal Officer and Senior Vice
                                           President of Strategic Development


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